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                                  AIM EQUITY FUNDS
                    SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998
                     SUPPLANTING SUPPLEMENT DATED JUNE 5, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM NEW PACIFIC GROWTH FUND ("PACIFIC FUND") AND AIM EUROPE GROWTH FUND ("EUROPE FUND"):

Effective June 1, 1998, Anna Tong and Sammy Lau were named the Portfolio Managers for the Pacific Fund. Ms. Tong has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and a Managing Director and Chief Investment Officer for INVESCO Asia Ltd. (Hong Kong) ("INVESCO Asia") since April 1997. Ms. Tong has also served as Managing Director for INVESCO International (FE) Ltd. (Hong Kong) and as a Director of INVESCO Investment Management (HK) Ltd. (Hong Kong) since March 1985. Mr. Lau has been a Portfolio Manager for the Sub-adviser since June 1998 and a Director of INVESCO Asia since January 1996. Prior thereto, Mr. Lau served as an Associate Director of INVESCO Asia from December 1994 to January 1996, an Associate at J.P. Morgan (Hong Kong) from November 1993 to November 1994, and an Investment Manager for Baring International Asset Admin Ltd. (Hong Kong) from June 1990 to October 1993.

Effective June 15, 1998, Nicholas J. Ford is the sole Portfolio Manager for the Europe Fund. Mr. Ford has been a Portfolio Manager for the Sub-adviser since February 1998 and Portfolio Manager for INVESCO GT Asset Management PLC (London) ("GT London") since 1996. From 1994 to 1996, Mr. Ford was Director of Equities for Lehman Brothers Global Asset Management PLC (London). Prior thereto, he was a Portfolio Manager and Head of European Equities for Hill Samuel Investment Management PLC (London) from 1990 to 1994.

INVESCO Asia, INVESCO International (FE) Ltd., INVESCO Investment Management
(HK) Ltd. and GT London are affiliates of the Sub-adviser.


                                                                   June 23, 1998